Exhibit 99.1

Amkor Technology, Inc.

Investor Presentation

June 2012

Enabling a

Microelectronic

World®

© 2012 Amkor Technology, Inc. Amkor Confidential Information 2

Disclaimer

Forward-Looking Statement Disclaimer

All information and other statements contained in this presentation, other than statements of historical fact,

constitute forward-looking statements within the meaning of federal securities laws. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect our future results and cause actual results and events to differ materially from our historical and expected results and those expressed or implied in these forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission, including our Form 10-K for the 2011 year and subsequent filings. We undertake no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after this presentation.

Policy Regarding Prior Guidance and Forward-Looking Statements

From time to time we may provide financial guidance in our earnings releases and make other forwardlooking statements. Our financial guidance and other forward-looking statements are effective only on the date given. In accordance with our policy, we will not update, reaffirm or otherwise comment on any prior financial guidance or other forward-looking statements in connection with this presentation. No reference made to any prior financial guidance or other forward-looking statements in connection with this presentation should be construed to update, reaffirm or otherwise comment on such prior financial guidance or other forward-looking statements.

Key Business Highlights

One of the World’s Leading Outsourced

Semiconductor Packaging and Test Providers

Industry Pioneer and Technology Leader

Driving Innovation for Over 40 Years

In the Right Markets with the Right Customers

Strong Competitive Position

Favorable OSAT Industry Trends

© 2012 Amkor Technology, Inc. Amkor Confidential Information 3

Amkor Confidential Information

Key Financial Highlights

4

Continued Focus on Profitable Growth and

Strong Cash Flow Generation

Managing Profitability Through Industry Cycles

Strong Balance Sheet with Debt to EBITDA of 2.6x

Industry-Leading 10% ROIC(1,3) Above 9% WACC

Well Positioned for Future Growth

$2.77 Billion

Net Sales(1)

$514 Million

EBITDA(1,2)

$78 Million

Net Income(1)

(1)	LTM 1Q12

(2) EBITDA is defined as net income before interest expense, income tax expense and depreciation and amortization—Refer to reconciliation of Non-GAAP measures in the appendix

(3) Return on invested capital (“ROIC”) is defined as net operating profit after tax divided by average invested capital (the sum of average debt plus average equity less average cash)—Refer to the financial calculation table in the appendix for the calculation of ROIC

© 2012 Amkor Technology, Inc.

Amkor Confidential Information

Growth Drivers



End Markets

- In the Right Markets
- Significant Penetration in Key Devices
- Deep Ties with the Right Customers
- Strong OEM Presence


Silicon Interposer with TSV Feature
Flip Chip Die with Cu Pillar µBumps
Cu Pillar µBumps

Technology and R&D

- Flip Chip Growth
- Fine Pitch Copper Pillar Platform
- Wafer-Level Processes
- 3D Packaging
- MEMS
- Copper Wirebonding



Packaging and Test Industry

- Semiconductor Unit Growth
- IDM Outsourcing and "Fab-Lite" Model
- Growth of Fab-Less Design Houses
- Collaboration and Innovation

Note: Silicon interposer image courtesy of Xilinx, TSMC, and Amkor

© 2012 Amkor Technology, Inc. Amkor Confidential Information

5

In the Right Markets

© 2012 Amkor Technology, Inc. Amkor Confidential Information

Smartphone

_ Cumulative 5.1 Billion Unit Sales from

2012-2016 (22% CAGR)(1)

_ 55% of Handsets by 2016(1)

Tablet

_ Cumulative 1.3 Billion Unit Sales from

2012- 2016 (41% CAGR)(1)

_ 2016 Tablet Traffic at 1.1 Exabytes

per Month (Equal to Entire Global

Mobile Network in 2012)(2)

Consumer

Electronics

_ Gaming Consoles

_ “Always Connected” Devices

_ Digital Home

Networking

_ 2015 Global IP Traffic at 81 Exabytes

per Month (32% CAGR vs 2010)(2)

_ 2016 Global Mobile Data Traffic at 11

Exabytes per Month (18-Fold Growth

vs 2011)(2)

6
(1)	Gartner. Mobile Devices Forecast Update. March 2012
(2)	Cisco Visual Networking Index Forecast. February 2012 and February 2011

© 2012 Amkor Technology, Inc. Amkor Confidential Information 6

End Market Summary

Communications Consumer Computing Networking Other 43% 24% 12% 12% 9%

Smartphone

Gaming

PC / Laptop

Server

Automotive

Tablet

Television

Hard Disc Drive

Router

Industrial

Wireless LAN

Set Top Box

Peripherals

Switch

Note: Percentages represent share of LTM 1Q12 Net Sales.

© 2012 Amkor Technology, Inc. Amkor Confidential Information

7

Significant Penetration in Key Devices

Smartphone & Networking Gaming Console Digital Home Tablet Server

Applications Processor CPU CPU CPU

Digital Baseband GPU Signal / Image Processor ASIC / PLD

Memory Memory Memory Memory

Audio Processor Video Controller Digital Tuner Decoder I/O Control Bus

WiFi, Bluetooth, GPS, FM I/O Control Bus Audio Processors Radio WiFi, Bluetooth, GPS, FM

Power Management Radio MEMS Sensors MEMS Sensors RF / RFPA

Touch Screen Controller

© 2012 Amkor Technology, Inc. Amkor Confidential Information 8

Deep Ties with the Right Customers

Customer Share of 2011 Net Sales

Top 10—61%(1) / Top 25—83%

(1)	Top 10 customers represent 62% of Net Sales for LTM 1Q12

© 2012 Amkor Technology, Inc. Amkor Confidential Information 9

Flip Chip & Advanced Packaging Leader

3	Migration to Flip Chip, 3D and Advanced Packaging Continues to Accelerate

3	Driven by Strong Demand for Smartphones, Tablets, Gaming Devices, Network Infrastructure

3	Enhances Device Performance, Reduces Power Consumption and Form Factors

3	Higher Gross Margin and Returns Versus Wirebond

LTM 1Q12 Flip Chip &

Advanced Packaging Revenue

($ in millions)

Source: Company Press Releases

© 2012 Amkor Technology, Inc. Amkor Confidential Information 10

Fine Pitch Copper Pillar Flip Chip

Provides Significant Improvement Over Solder Bump

Small and fine pitch pillars, designed for thin die and reduced package height,

high thermal and electrical performance, lower cost

Handheld, High Performance, Low Power Devices

Applications Processors, Digital Baseband, Power Management,

Networking ASICs, Digital TV ASICs

Launched in 2010, Over 125 Million Units Sold

Industry-Leading Platform Being Adopted by

Multiple Customers

Enabling Technology for 2.5D and 3D Packaging

with Through Silicon Vias

© 2012 Amkor Technology, Inc. Amkor Confidential Information

2.5D & 3D Packaging Driving Performance Improvements

Fine Pitch Copper Pillar

- Interconnect for TSV-based die stacking
- Die-to-Die, Die-to-Interposer, Die-to-Substrate, Interposer-to-Substrate

Through Silicon Via (TSV)

- Vertical connections through die or interposer
- Short length, high density
- Electrical, thermal, form factor advantages

2.5D Silicon Interposer

- Passive silicon with TSVs
- High density die integration
- Large form factor
- Network, GPU, CPU



DRAM
DRAM
DRAM
DRAM
ASIC
Interposer
Substrate

2.5D & 3D Advantages

- Integration of multiple heterogeneous die
- Higher performance, wider bandwidth
- Reduced power consumption
- Active and passive components
- Lower design and package costs
- Faster time-to-market

3D Vertical Stacking

- Multiple die with TSVs
- Attached to interposer or substrate
- Small form factor
- Applications Processors, Memory

© 2012 Amkor Technology, Inc. Amkor Confidential Information
12

Research & Development

Focus Areas	Modeling & Simulation	Collaboration Across Supply Chain
3D Packaging: Silicon Interposers, TSV	Cost and Performance Optimization	System Designers: Integration, Package Performance Requirements and Roadmaps
Fine Pitch Copper Pillar	Mechanical	Materials and Equipment Suppliers: Engineered Materials and Processes
Wafer Level Process	Electrical	Key Customers for Platform Solutions
Copper Wirebond	Thermal	
MEMS	Material Optimization	
Manufacturing Cost Reductions	Process Stability	
Test	Reliability Enhancement	
	Faster Time-to-Market	

Over 400 Staff Worldwide. $65 Million Investment in 2011

© 2012 Amkor Technology, Inc.
Amkor Confidential Information 13

Packaging and Test Industry Growth Drivers

14

$24B

$35B

Source: Gartner Semiconductor Assembly and Test Services, Worldwide, 1Q12 Update

Outsourced Packaging &

Test Market

_ Semiconductor Unit Growth

– 8% CAGR from 2011 to 2016(1)

_ IDM Outsourcing

– “Fab-Lite” model gaining momentum

– Some not investing in new packaging and test

technologies

– Some shedding assets to OSATs

_ Growth of Fabless Design Houses(1)

– $65 billion revenue

– 25% of total IC market in 2011

– Up from 9% in 2000

_ Collaboration and Innovation

– OSATs no longer just overflow capacity

(1)	The McClean Report 2012.

$19B

55%

2006 2011 2016

OSAT Share of Total P&T Market

35%

40%

45%

50%

(1)	The McClean Report 2012.

Source: Gartner Semiconductor Assembly and Test Services, Worldwide, 1Q12 Update

© 2012 Amkor Technology, Inc. Amkor Confidential Information

54%

35%

40%

45%

50%

55%

2006 2011 2016

OSAT Share of Total P&T Market

Packaging and Test Industry Growth Drivers

World-Class Manufacturing Infrastructure, Scale and Scope

LTM 1Q12 Net Sales and Packaged Units

by Factory Location

C

c

Japan

210k sf

Philippines

1.4M sf

Taiwan

850k sf

China

1.0M sf

Korea

2.3M sf

5.8 Million Sq. Ft. Manufacturing Space

54%

30%

20%

55%

11%

4%

10%

8%

5% 3%

Net Sales Units

Korea Philippines Taiwan China Japan

© 2012 Amkor Technology, Inc. Amkor Confidential Information 15

K5 Facility

New Factory and State-of-the-

Art R&D Center

_ Seoul, Korea Metropolitan Area

_ Flagship Site in Prime Location

Near Incheon Airport

– Improved transportation and logistics

– First class site for customers

– Attract top engineering and operations

talent

_ Advanced Packaging and Test

Services Focus

_ Tax Incentives Available for

Investment

K5

46 Acres K1

4	Acres

K4

108 Acres

K3

3	Acres

© 2012 Amkor Technology, Inc. Amkor Confidential Information 16

Strong Competitive Position

17

_ Industry-Leading ROIC

_ 10% ROIC Above 9% WACC

_ Consistent Ability to Generate Strong Returns Over the Cycle

_ Disciplined Capital Spending Closely Aligned with Customer Opportunities

Return on Invested Capital (ROIC)

ROIC is defined as net operating profit after tax divided by average invested capital

Capital Intensity

Capital Intensity is defined as capital additions as a percentage of net sales

*	SPIL based on purchases of property, plant and equipment as a percentage of net sales

10%

8% 7%

11%

8% 8%

14%

10%

9%

24%

12%

10%

0%

5%

10%

15%

20%

25%

30%

2010 2011 LTM 1Q12

STATS SPIL ASE Amkor

18% 18%

19%

26%

18%

16%

23%

17%

17% 18%

16%

17%

0%

5%

10%

15%

20%

25%

30%

2010 2011 LTM 1Q12

© 2012 Amkor Technology, Inc. Amko

*	SPIL based on purchases of property, plant and equipment as a percentage of net sales

r Confidential Information

Strong Competitive Position

Utilization Significant Gross Margin Driver

_ Flip Chip & Advanced

Packages Generate

Higher Gross Margin

Than Wirebond

_ Manage Costs in

Sync with Demand

Over Cycles

_ Other Drivers

– F/X

– Gold Prices

– ASPs

_ Flip Chip & Advanced

Packages Generate

Higher Gross Margin

Than Wirebond

_ Manage Costs in

Sync with Demand

Over Cycles

_ Other Drivers

– F/X

– Gold Prices

– ASPs

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

100%

0%

5%

10%

15%

20%

25%

30% Q207

Q307

Q407

Q108

Q208

Q308

Q408

Q109

Q209

Q309

Q409

Q110

Q210

Q310

Q410

Q111

Q211

Q311

Q411

Q112

Packaging Utilization %

Gross Margin %

Gross Margin % Packaging Utilization %

© 2012 Amkor Technology, Inc. Amkor Confidential Information 18

(First Quarter 2012 Summary

© 2012 Amkor Technology, Inc. Amkor Confidential Information

(1)	Free cash flow is defined as operating cash flow less purchases of property, plant and equipment

(2) EBITDA is defined as net income before depreciation and amortization, interest expense and income tax expense—Refer to reconciliation of Non-GAAP measures in the appendix

(In millions, except per share data) 1Q 2011 4Q 2011 1Q 2012

Net Sales $665 $684 $655

Gross Margin 19% 16% 16%

Net Income $25 $25 $12

Earnings Per Diluted Share $0.10 $0.11 $0.06

Free Cash Flow(1) $6 ($1) ($65)

EBITDA(2) $133 $130 $126

Packaging Utilization 71% 73% 73%

Profitability Trends

Revenue and Gross Profit

($ in millions)

Selling, General & Administrative and

Research & Development

($ in millions)

$2,179

$2,939

$2,776 $2,766

$480

$664

$491 $469

22% 23%

18% 17%

0%

5%

10%

15%

20%

25%

30%

$-

$500

$1,000

$1,500

$2,000

$2,500

$3,000

$3,500

2009 2010 2011 LTM 1Q12

Revenue Gross Profit Gross Margin %

$211

$242 $247

$239

$44 $48 $50 $52

12%

10%

11% 11%

0%

5%

10%

15%

20%

25%

30%

$-

$50

$100

$150

$200

$250

$300

2009 2010 2011 LTM 1Q12

SG&A R&D SG&A and R&D % of Rev

© 2012 Amkor Technology, Inc. Amkor Confidential Information 20

Free Cash Flow and EBITDA

Free Cash Flow(1)

($ in millions)

(1) Free cash flow is defined as operating cash flow less purchases of property, plant and equipment—Refer to reconciliation of Non-GAAP measures in the appendix

(2) EBITDA is defined as net income before depreciation and amortization, interest expense and income tax expense—Refer to reconciliation of Non-GAAP measures in the appendix

(3) Excludes payments relating to Korean severance obligations and the resolution of a patent license dispute of which $148 million was paid in 2009

EBITDA(2)

($ in millions)

$88

$97

$50

($21)

$148

2009 2010 2011 LTM 1Q12

$236 (3)

$547

$676

$521 $514

2009 2010 2011 LTM 1Q12

© 2012 Amkor Technology, Inc. Amkor Confidential Information 21

Capital Additions and Capital Intensity

Capital Intensity

Capital Intensity is defined as capital additions as a percentage of net sales ($ in millions)

LTM 1Q12 Capital Additions

Operating Cash Flow and CapEx

($ in millions)

56%

27%

17%

Packaging

Test

Infrastructure /

R&D

$262

$543

$517

$453

$174

$446

$467

$471.5 4

1.2

1.1

1.0

-

0.2

0.4

0.6

0.8

1.0

1.2

1.4

1.6

$-

$100

$200

$300

$400

$500

$600

2009 2010 2011 LTM 1Q12

Oper. Cash Flow/CapEx

Oper. Cash Flow and CapEx

Oper. Cash Flow CapEx Cash Paid Oper. CF/Cash CapEx

$198

$505

$453 $472

9%

17%

16%

17%

0%

5%

10%

15%

20%

$-

$100

$200

$300

$400

$500

$600

2009 2010 2011 LTM 1Q12 2012

Guidance

Capital Additions Capital Intensity %

Around

$550(1)

(1)	Excludes K5 Facility investment of approximately $100 million

_ Increased 2012 Capital Additions From $300

Million to $550 Million to Largely Support

Second Half Demand for Smartphones and

Tablets from Major Customers

_ K5 Facility

– $350 million for land and buildings over 3 to 4 years

– $30 million cash paid in 2012, $70 million paid in 2013

– $100 million paid in 2012 and 2013 accrues in 2012

(incremental to $550 million previously announced)

– Construction commences in 2014

– Operations commence in 2015 or 2016

© 2012 Amkor Technology, Inc. Amkor Confidential Information 22

Credit Profile

Total Debt, Net Debt and Cash Balance

_ Debt Reductions 2005 to LTM 1Q12

– Total Debt Down $0.8 Billion

– Net Debt Down $1.0 Billion

Debt/EBITDA and Net Debt/EBITDA EBIT and Interest Expense

($ in millions)

$1.4 $1.4 $1.3 $1.4

$1.0

$1.0 $0.9

$1.0

$395 $405

$435

$381

$-

$100

$200

$300

$400

$500

$-

$0.5

$1.0

$1.5

$2.0

2009 2010 2011 LTM 1Q12

Cash Balance ($ in millions)

Debt ($ in billions)

Total Debt Net Debt Cash Balance

2.6

2.0

2.6 2.6

1.9

1.4

1.8

1.9

2009 2010 2011 LTM 1Q12

Debt/EBITDA Net Debt/EBITDA

$242

$352

$186 $173

$115

$101

$87 $88

2.1

3.5

2.1

2.0

-

0.5

1.0

1.5

2.0

2.5

3.0

3.5

4.0

$-

$100

$200

$300

$400

2009 2010 2011 LTM 1Q12

EBIT/Interest Expense

EBIT and Interest Expense

EBIT Interest Expense EBIT/Int. Exp.

© 2012 Amkor Technology, Inc. Amkor Confidential Information 23

$25022

$78

$132

$126

$2

$345

$400

$250

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Term Loans Senior Notes Convertible Notes

24

Debt Maturities

Maturity Profile as of March 31, 2012: $1,355 Million

($ in millions)

Balance First Call Call

Callable Notes Due ($M) Date Price

7.375% Senior Notes May 2018 $345 May 2014 103.688

6.625% Senior Notes June 2021 $400 June 2015 104.969

$382

© 2012 Amkor Technology, Inc. Amkor Confidential Information

$22

$78

$132

$126

$2

$345

$400

$250

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Term Loans Senior Notes Convertible Notes

© 2012 Amkor Technology, Inc. Amkor Confidential Information 25

Appendix

Financial Reconciliation Tables

*	See discussion of Non-GAAP measures on following page

($ in millions) 2009 2010 2011 LTM 1Q12 1Q11 4Q11 1Q12

Net Cash Provided by Operating Activities $262 $543 $517 $453 $120 $141 $56

Less: Purchases of Property, Plant and Equipment (174) (446) (467) (474) (114) (142) (121)

Free Cash Flow* $88 $97 $50 ($21) $6 ($1) ($65)

Property, Plant and Equipment Additions

(Capital Additions) $198 $505 $453 $472 $105 $128 $124

Less: Net Change in Related Accounts

Payable and Deposits (24) (59) 14 2 9 14 (3)

Purchases of Property, Plant and Equipment $174 $446 467 474 $114 $142 $121

Net Income $156 $232 $92 $78 $25 $25 $12

Plus: Interest Expense (Including Related Party) 115 101 87 88 22 22 22

Plus: Income Tax Expense (Benefit) (29) 19 7 7 3 (3) 3

EBIT* 242 352 186 173 50 44 37

Plus: Depreciation & Amortization 305 324 335 341 83 86 89

EBITDA* $547 $676 $521 $514 $133 $130 $126

© 2012 Amkor Technology, Inc. Amkor Confidential Information 26

*	See discussion of Non-GAAP measures on following page

© 2012 Amkor Technology, Inc. Amkor Confidential Information 27

Financial Reconciliation Tables

We define free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. Free cash flow is not defined by U.S. GAAP. We believe free cash flow to be relevant and useful information to our investors because it provides them with additional information in assessing our liquidity, capital resources and financial operating results. Our management uses free cash flow in evaluating our liquidity, our ability to service debt and our ability to fund capital additions. However, free cash flow has certain limitations, including that it does not represent the residual cash flow available for discretionary expenditures since other, non-discretionary expenditures, such as mandatory debt service, are not deducted from the measure. The amount of mandatory versus discretionary expenditures can vary significantly between periods. This measure should be considered in addition to, and not as a substitute for, or superior to, other measures of liquidity or financial performance prepared in accordance with U.S. GAAP, such as net cash provided by operating activities. Furthermore, our definition of free cash flow may not be comparable to similarly titled measures reported by other companies.

We define EBIT as net income before interest expense and income tax expense. We define EBITDA as EBIT before depreciation and amortization. EBIT and EBITDA are not defined by generally accepted accounting principles. However, we believe EBIT and EBITDA to be relevant and useful information to our investors because they provide investors with additional information in assessing our financial operating results. Our management uses EBIT and EBITDA in evaluating our operating performance, our ability to service debt and our ability to fund capital additions. However, these measures should be considered in addition to, and not as a substitute for, or superior to, operating income, net income or other measures of financial performance prepared in accordance with generally accepted accounting principles, and our definitions of EBIT and EBITDA may not be comparable to similarly titled measures reported by other companies.

We define return on invested capital (“ROIC”) as net operating profit after tax divided by average invested capital (the sum of average debt plus average equity less average cash).

ROIC is not defined by U.S. GAAP. However, we believe ROIC is relevant and useful information for our investors and management in evaluating whether our capital investments are generating stockholder value.

($ in millions) LTM 1Q12

Operating Income $178

Income Tax Expense (7)

Net Operating Profit After Tax (NOPAT) $171

Average Debt $1,299

Plus: Average Equity 728

Less: Average Cash (387)

Average Invested Capital $1,640

Return on Invested Capital (ROIC) 10%

(NOPAT / Average Invested Capital)